Exhibit 99.2

Tupi Project Tupi Project

Agenda Agenda

Summary

1) Market exchange ratio:

Exchange ratio evolution analysis based on market prices;

2) Valuation via Equity Research:

Comparison between analysts projections:

Gafisa: Cyrela and Rossi average;

Tenda: MRV;

3) Valuation via Balance sheet:

Exchange ratio evaluated via BV; NAV and Adjusted BV.

1. Market exchange ratio: (R$ / Tenda's share) : (R$ / Gafisa's Share)

Market Closing exchange ratio



Gafisa's Follow on
Average: 0,175
Uncertainty about Tenda's financial liquidity
0,300
0,250
0,200
0,150
0,100
0,050
0,000
2-Jan-2009
16-Jan-2009
30-Jan-2009
13-Feb-2009
27-Feb-2009
13-Mar-2009
27-Mar-2009
10-Apr-2009
24-Apr-2009
8-May-2009
22-May-2009
5-Jun-2009
19-Jun-2009
3-Jul-2009
17-Jul-2009
31-Jul-2009
14-Aug-2009
28-Aug-2009
11-Sep-2009
25-Sep-2009
9-Oct-2009

3

0,240
0,220
0,200
0,180
0,160
0,140
0,120
0,100
0,080

1. Market exchange ratio: (R$ / Tenda's share) : (R$ / Gafisa's Share) Market exchange ratio evolution - 30 days exchange ratio average

Gafisa's Follow on
Average: 0,171
Uncertainty about Tenda's
financial liquidity

2-Jan-2009
16-Jan-2009
30-Jan-2009
13-Feb-2009
27-Feb-2009
13-Mar-2009
27-Mar-2009
10-Apr-2009
24-Apr-2009
8-May-2009
22-May-2009
5-Jun-2009
19-Jun-2009
3-Jul-2009
17-Jul-2009
31-Jul-2009
14-Aug-2009
28-Aug-2009
11-Sep-2009
25-Sep-2009
9-Oct-2009

0,220
0,200
0,180
0,160
0,140
0,120
0,100
0,080

1. Market exchange ratio: (R$ / Tenda's share) : (R$ / Gafisa's Share) Gafisa's
Follow on Market exchange ratio evolution - 60 days exchange ratio average

Average: 0,167
Uncertainty about Tenda's
financial liquidity

2-Jan-2009
16-Jan-2009
30-Jan-2009
13-Feb-2009
27-Feb-2009
13-Mar-2009
27-Mar-2009
10-Apr-2009
24-Apr-2009
8-May-2009
22-May-2009
5-Jun-2009
19-Jun-2009
3-Jul-2009
17-Jul-2009
31-Jul-2009
14-Aug-2009
28-Aug-2009
11-Sep-2009
25-Sep-2009
9-Oct-2009

2. Gafisa's Valuation (Reports average - Equity Research)

Cyrela ROSSI

Market Valuation
Reports average:
Credit-Suisse (08/03/2009) / Goldman Sachs (09/08/2009) / UBS (09/14/2009) /
Itau / Merril Lynch (08/14/2009)

Reports average:
Credit-Suisse (08/14/2009) / Goldman Sachs (09/08/2009) UBS (09/14/2009) / Itau
(08/14/2009) / Merril Lynch (08/14/2009)

Cyrela                  1H09            2009E           2010E
Net Revenues            1.547           3.772           4.863
EBITDA                  361             862             1.116
Net Profit              258             589             744

ROSSI                   1H09            2009E           2010E
Net Revenues            666             1.630           2.158
EBITDA                  142             297             421
Net Profit              80              214             307

Rationale: Market Valuation Cyrela ROSSI* 6 Gafisa's valuation (stand-alone)
will be based on:
Cyrela and Rossi average multiples and growth forecast; 1H09 Results.

* Post-money (after follow-on)

R$ / share (market closing
Oct/26th/2009)                                  25.3            13,2
# Shares                                        369             265
Mkt Cap (R$ mn)                                 9.332           3.502
Net Debt                                        1.780           (69)
EV (R$ mn)                                      11.111          3.433
Shareholders' Equity                            2.425           2.208
P / BV                                          3,8 x           1,6 x

2. Gafisa's Valuation (Reports average – Equity Research)

Market Multiples

Researches multiples	Cyrela		ROSSI		Average (Cyrela e ROSSI)	
	2009	2010	2009	2010	2009	2010
EV / Net Revenues	2,9 x	2,3 x	2,1 x	1,6 x	2,5 x	1,9 x
EV / EBITDA	12,9 x	10,0 x	11,6 x	8,2 x	12,2 x	9,1 x
P / E	15,8 x	12,5 x	16,4 x	11,4 x	16,1 x	12,0 x
P / BV	3,8 x		1,6 x		2,7 x	

Growth Forecast 2009 and 2010 (R$ mn)

Cyrela	[A] 1S09	[B] 2009 Forecast: Average of Researches	Δ [C = B / A]
Net Revenues	1.547	3.772	2,44
EBITDA	361	862	2,39
Net Profit	258	589	2,29

ROSSI	[A] 1S09	[B] 2009 Forecast: Average of Researches	Δ [C = B / A]
Net Revenues	666	1.630	2,45
EBITDA	142	297	2,09
Net Profit	80	214	2,69

Cyrela	[A] 2009E	[B] 2010 Forecast: Average of Researches	Δ [C = B / A]
Net Revenues	3.772	4.863	1,29
EBITDA	862	1.116	1,30
Net Profit	589	744	1,26

ROSSI	[A] 2009E	[B] 2010 Forecast: Average of Researches	Δ [C = B / A]
Net Revenues	1.630	2.158	1,32
EBITDA	297	421	1,42
Net Profit	214	307	1,43

7

2. Gafisa's Valuation (Reports average - Equity Research) Gafisa [ A ] 1S09 [ B ] 2009 Growth
Forecast:Average of ROSSI and Cyrela 2009E [ C A*B ]
Net Revenues                                    780     2,44    1.905
EBITDA                                          188     2,24    422
Net Profit                                      95      2,49    235
Gafisa 2009

Applying Cyrela's and Rossi's growth
multiples into Gafisa.
Valuation via 2009 Multiples

Valuation via 2009 Multiples

Gafisa (stand alone) via
Multiples
[ D ] Multiple (Average of
ROSSI and Cyrela)
[ E C*D ] EV
(R$ mn)
[ F ] Net Debt
(R$ mn)
[ E F ]
Equity Value
(R$ mn)
R$ / share
EV / Net Revenues                       2,5 x   4.811   1.387   3.424   26,3
EV / EBITDA                             12,2 x  5.163   1.387   3.776   29,0

Gafisa (stand alone) via
Multiples
[ D ] Multiple (Average of
ROSSI and Cyrela)
[ C*D ] Equity
Value
(R$ mn)
R$ / share
P / E                                   16,1 x  3.782   29,0
P / BV                                  2,7 x   4.665   35,8

2. Gafisa's Valuation (Reports average - Equity Research) Gafisa [ A ] 2009E [ B ]
Growth Forecast (Cyrela and Rossi Average)
2010E
[ C B * A ]
Net Revenues                            1.905   1,31    2.489
EBITDA                                  422     1,36    573
Net Profit                              235     1,35    317

Gafisa 2010

Applying Cyrela's and Rossi's growth
multiples into Gafisa.
Valuation via 2010 Multiples

Valuation via 2010 Multiples

Gafisa (stand alone) via
Multiples
[ D ] Multiple (Average of
ROSSI and Cyrela)
[ E C*D ] EV
(R$ mn)
[ F ] Net Debt
(R$ mn)
[ E F ]
Equity Value
(R$ mn)
R$ / share
EV / Net Revenues                       1,9 x   4.823   1.387   3.436   26,4
EV / EBITDA                             9,1 x   5.186   1.387   3.799   29,1
Gafisa (stand alone) via
Multiples
[ D ] Multiple (Average of
ROSSI and Cyrela)
[ C*D ] Equity
Value
(R$ mn)
R$ / share
P / E                                   12,0 x  3.793   29,1
P / BV                                  2,7 x   4.665   35,8

2. Tenda's Valuation (Reports average - Equity Research) MRV

MRV 1S09 2009E 2010E
Net Revenues                    662     1.695   2.843
EBITDA                          158     424     726
Net Profit                      123     332     568
Reports average :
Credit-Suisse (09/01/2009)
Goldman Sachs (09/08/2009)
Itau (10/15/2009)
UBS (09/14/2009)
Merril Lynch (10/15/2009)

Market Valuation

Rationale:
10
Tenda's valuation will be based on:
MRV's growth forecast and multiples (reports average);
1H09 results. * Post-money (after follow-on) Market
Valuation MRV* R$ / share (market closing Oct/26th/2009) 35,6
# Shares                                160
Mkt Cap (R$ mn)                         5.713
Net Debt (6) EV (R$ mn)                 5.706
Shareholders' Equity                    2.186
P / BV                                  2,6 x

Market Multiples

2. Tenda's Valuation (Reports average - Equity Research) Multiples
2009 2010 EV / Net Revenues     3,4 x           2,0 x
EV / EBITDA                     13,5 x          7,9 x
P / E                           17,2 x          10,1 x
P / BV                          2,6 x
MRV Growth Forecast: 2009 and 2010

MRV [ A ] 1S09
[ B ] 2009
Forecast: Reports

[ C B / A ]
Net Revenues                    662             1.695           2,56
EBITDA                          158             424             2,68
Net Profit                      123             332             2,70
MRV [ A ] 2009E [ B ] 2010E

[ C B / A ]
Net Revenues                    1.695           2.843           1,68
EBITDA                          424             726             1,71
Net Profit                      332             568             1,71

Tenda 2009
2. Tenda's Valuation (Reports average - Equity Research) Applying MRV's growth multiples into Tenda.
Tenda [ A ] 1S09
[ B ] 2009 Growth
Forecast: MRV
2009E
[ C A*B ]
Net Revenues                            468     2,56    1.198
EBITDA                                  62      2,68    167
Net Profit                              34      2,70    93
Tenda 2009
2. Tenda's Valuation (Reports average - Equity Research) Applying MRV's growth multiples into Tenda.
Tenda [ A ] 1S09
[ B ] 2009 Growth
Forecast: MRV

Valuation via 2009 Multiples

Tenda via Multiples
[ D ] Multiple
(MRV) [ E C*D ] EV
(R$ mn)
[ F ] Net
Debt
(R$ mn)
[ E F ] Equity
Value (R$ mn)
R$ / share
EV / Net Revenues                       3,4 x   4.034   100     3.935   9,8
EV / EBITDA                             13,5 x  2.244   100     2.145   5,4
Tenda via Multiples
[ D ] Multiple
(MRV)
[ C*D ] Equity Value (R$ mn) R$ / share P / E 17,2 x 1.601 4,0
P / BV                                  2,6 x   2.877   7,0

2. Tenda's Valuation (Reports average - Equity Research) Tenda 2010

Applying MRV's growth multiples
into Tenda.
Tenda [ A ] 2009E
[ B ] Growth
Forecast: MRV
2010E
[ C A*B ]
Net Revenues                    1.198   1,68    2.010
EBITDA                          167     1,71    286
Net Profit                      93      1,71    159

Valuation via 2010 Multiples

Tenda via Multiples [ D ] Multiple (MRV)
[ E C*D ] EV
(R$ mn)
[ F ] Net Debt
(R$ mn)
[ E F ] Equity
Value (R$ mn)

2. Exchange Ratio (Equity Research)

2009 Multiples

Exchange Ratio	EV / Net Revenues	EV / EBITDA	P/E	P / BV
[A] # TENDA's shares held by GFSA	240	240	240	
[B] R$ / Tenda's share	9,8	5,4	4,0	7,2
[C = A*B] Valuation of GFSA's investment (R$ mn)	2.361	1.287	960	
[D] # Gafisa's shares	130	130	130	
[E = C / D] R$ / share of Gafisa's investment	18,1	9,9	7,4	
[F] R$ / share - GFSA (stand alone)	26,3	29,0	29,0	
[G = E+F] R$ / share GFSA	44,4	38,8	36,4	35,8
[H = B / G] Exchange Ratio	**0,221 x**	**0,138 x**	**0,110 x**	**0,201 x**

2010 Multiples

Exchange Ratio	EV / Net Revenues	EV / EBITDA	P/E	P / BV
[A] # TENDA's shares held by GFSA	240	240	240	
[B] R$ / Tenda's share	9,8	5,4	4,0	7,2
[C = A*B] Valuation of GFSA's investment (R$ mn)	2.361	1.287	960	
[D] # Gafisa's shares	130	130	130	
[E = C / D] R$ / share of Gafisa's investment	18,1	9,9	7,4	
[F] R$ / share - GFSA (stand alone)	26,4	29,1	29,1	
[G = E+F] R$ / share GFSA	44,5	39,0	36,5	35,8
[H = B / G] Exchange Ratio	**0,221 x**	**0,137 x**	**0,110 x**	**0,201 x**

14

3. Valuation via Balance sheet

Multiples (August/2009)

	Balance Sheet Multiples (August/2009) (R$ mn)	TENDA	GAFISA
A	(+) Receivables	1.060	3.279
B	(+) Revenues to be recognized	1.247	3.000
C	(+) Inventory	472	1.753
D	(-) Costs to be recognized	844	1.940
E	(-) Land to be paid	78	440
F	(-) Net Debt and obligations with investors	138	1.382
G	Minorities	0	547
H	A+B+C	2.779	8.033
I	D+E+F	1.060	3.762
J = H - I	**Net Asset Value (NAV) - TENDA**	**1.719**	
H - I - 40%*J	**Net Asset Value (NAV)- GAFISA**		**3.583**
	NAV (R$ /share)	4,3	27,5
	Exchange Ratio [I]		**0,156 x**
	Book Value (B)	1.108	1.751
	B (R$ /share)	2,8	13,4
	Exchange Ratio [II]		**0,206 x**
	Book Value, Adjusted (B Adj)	1.511	2.650
	B Adj (R$ /share)	3,8	20,3
	Exchange Ratio [III]		**0,185 x**
		Average exchange ratio [I ; II and III]	**0,182 x**

Source: Company

15

Market exchange ratio: (R$ / Tenda's share) : (R$ / Gafisa's Share)
Exchange Ratio Evolution - Material Fact

0,205
0,200
0,195
0,190
0,185
0,180

Market exchange ratio: (R$ / Tenda's share) : (R$ / Gafisa's Share)
Exchange ratio evolution after the Follow On cancellation: 20/Jul -21/Oct

0,230
0,220
0,210
0,200
0,190
0,180

Tupi Project

Exchange Ratio Exchange Ratio

Summary

Market price;

Equity Research;

Multiple Analysis (P / BV);

Multiple Analysis (P / BV Adjusted): Peers

Conclusion.

Exchange Ratio

Market Price

Exchange ratio calculation from the average of the volume weighted average prices;

Average of 30, 60, 90 and 120 days prior to the announcement.

Days            Date                            Exchange Ratio:
                                                Weighted Average
Material Fact   10/22/2009
30              9/22/2009                       0,190x
60              8/23/2009                       0,188x
90              7/24/2009                       0,189x
120             6/24/2009                       0,194x
                Higher: [30; 60; 90; 120]       0,194x
                Lower: [30; 60; 90; 120]        0,188x

Exchange Ratio

Equity Research

- Exchange ratio calculation obtained from the target prices;
- Range obtained from the higher and lower target price of each company.

Tenda		
Source	Research Date	Target Price (R$ / Share)
Fator	10/22/2009	6,7
JP Morgan	9/16/2009	6,0

Gafisa		
Source	Research Date	Target Price (R$ / Share)
Goldman Sachs	9/8/2009	28,0
Banif	8/20/2009	30,0
Fator	10/22/2009	30,0
BES	10/23/2009	30,1
Safra	9/14/2009	31,0
Morgan Stanley	9/4/2009	33,0
Brascan	10/21/2009	33,8
Itau	8/4/2009	34,4
UBS	10/22/2009	34,5
CSFB	10/23/2009	34,9
JP Morgan	9/24/2009	35,0
Santander	8/31/2009	35,0

Company	Higher Target Price	Lower Target Price
Tenda	6,7	6,0
Gafisa	35,0	28,0
Exchange Ratio	**0,191x**	**0,214x**

4

Exchange Ratio Exchange Ratio

Multiple Analysis (P / BV)

Exchange ratio calculation obtained from the P / BV (2Q09) of each company.

                        Tenda

                Shareholders' Equity (2Q09) (R$ mn)     1.101

                # of Shares                             401
[A]             R$ / share                              2,7

                        Gafisa

                Shareholders' Equity (2Q09) (R$ mn)     1.717
                # of Shares                             130
[B]             R$ / share                              13,2

                Gafisa Exchange Ratio ( A / D ): 0,209x

Exchange Ratio

Multiple Analysis (P / BV Adjusted): Peers

MRV	
Shareholders' Equity (R$ mn)	2.186
Results to be recognized (R$ mn)	601
TOTAL	**2.788**
# of Shares	160
R$ / Share	**17,4**
Mkt Cap (27/10/2009) (R$ mn)	**5.279**
P/BV Adj.	**1,9x**

	Tenda	
	Shareholders' Equity (2Q09) (R$ mn)	1.101
	Results to be recognized (R$ mn)	419
	TOTAL	**1.520**
	(P / BV Adjusted): MRV's Multiple	1,9x
	Equity (P/ BV Adj) (R$ mn)	**2.879**
	# of Shares	**401**
[A]	**R$ / Share**	**7,2**

Cyrela	
Shareholders' Equity (R$ mn)	3.439
Results to be recognized (R$ mn)	1.383
TOTAL	**4.822**
# of Shares	416
R$ / Share	**11,6**
Mkt Cap (27/10/2009) (R$ mn)	**9.316**
P/BV Adj.	**1,9x**

	Gafisa	
	Shareholders' Equity (2Q09) (R$ mn)	1.717
	Results to be recognized (R$ mn)	1.125
	- 100% Results to be recognized of Tenda (R$ mn)	-419
	TOTAL	**2.423**
	(P / BV Adjusted): Cyrela's Multiple	1,9x
[B]	**Gafisa Stand Alone (R$ mn)**	**4.681**
	+ 60% Results to be recognized of Tenda (R$ mn)	251
	(P / BV Adjusted): MRV's Multiple	1,9x
[C]	**Gafisa's stake in Tenda**	**476**
[B] + [C]	**Gafisa + 60% Tenda (R$ mn)**	**5.158**
	# of Shares	130
[D]	**R$ / Share**	**39,6**

Exchange Ratio (A / D): 0,182x

6

Exchange Ratio

Multiple Analysis (P / BV Adjusted): Peers

PDG	
Shareholders' Equity (R$ mn)	2.588
Results to be recognized (R$ mn)	690
TOTAL	**3.278**
# of Shares	366
R$ / Share	**8,9**
Mkt Cap (27/10/2009) (R$ mn)	**5.404**
P/BV Adj.	**1,6x**

	Tenda	
	Shareholders' Equity (2Q09) (R$ mn)	1.101
	Results to be recognized (R$ mn)	419
	TOTAL	**1.520**
	(P / BV Adjusted): PDG's Multiple	1,6x
	Equity (P/ BV Adj) (R$ mn)	**2.506**
	# of Shares	401
[A]	**R$ / Share**	**6,3**

Rossi	
Shareholders' Equity (R$ mn)	2.208
Results to be recognized (R$ mn)	522
TOTAL	**2.730**
# of Shares	265
R$ / Share	**10,3**
Mkt Cap (27/10/2009) (R$ mn)	**3.192**
P/BV Adj.	**1,2x**

	Gafisa	
	Shareholders' Equity (2Q09) (R$ mn)	1.717
	Results to be recognized (R$ mn)	1.125
	- 100% Results to be recognized of Tenda (R$ mn)	-419
	TOTAL	**2.423**
	(P / BV Adjusted): Rossi's Multiple	1,2x
[B]	**Gafisa Stand Alone (R$ mn)**	**2.833**
	+ 60% Results to be recognized of Tenda (R$ mn)	251
	(P / BV Adjusted): PDG's Multiple	1,6
[C]	**Gafisa's stake in Tenda**	**414**
[B] + [C]	**Gafisa + 60% Tenda (R$ mn)**	**3.248**
	# of Shares	130
[D]	**R$ / Share**	**24,9**

Exchange Ratio (A / D): 0,251x

7

Exchange Ratio

Conclusion

Given the average of the methodologies above:

range: 0,192 - 0,217 (Gafisa's Share : Tenda' s Share);

middle of the range: 0,205 (Gafisa's Share : Tenda' s Share).

                Exchange Ratio Gafisa / Tenda

      Criteria                                     Lower        Higher

[A]   Market Price [30; 60; 90; 120 days]          0,188x        0,194x
[B]   Target Price                                 0,191x        0,214x
[C]   Multiple Analysis (P / BV)                   0,209x        0,209x
[D]   Multiple Analysis (P / BV Adjusted): Peers   0,182x        0,251x
      AVERAGE [A : D]                              0,192x        0,217x

MIDDLE OF THE RANGE                                        0,205x